UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2013

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

(440) 808–9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of TravelCenters of America LLC, or the Company, held on May 20, 2013, the Company’s shareholders elected Patrick F. Donelan as the Independent Director in Group III of the Board of Directors for a three year term until the Company’s 2016 annual meeting of shareholders and to serve until his successor shall have been elected and qualified.  Mr. Donelan received the following votes:

For	Against	Withhold	Broker Non-Vote
13,007,217	558,217	353,180	10,924,388

The Company’s shareholders approved an amendment to the Company’s Amended and Restated Limited Liability Company Agreement that changed the vote required to elect directors in uncontested elections from a majority of the votes cast to a plurality of the votes cast.  The amendment received the following votes:

For	Against	Abstain	Broker Non-Vote
8,025,886	5,853,143	39,585	10,924,388

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
24,719,221	78,220	45,561	N/A

The results reported above are final voting results.

Item 8.01  Other Events.

As reported under Item 5.07 above, on May 20, 2013, the shareholders of the Company approved an amendment to the Company’s Amended and Restated Limited Liability Company Agreement to change the vote required to elect directors in uncontested elections from a majority of the votes cast to a plurality of the votes cast.  The amendment became effective upon shareholder approval.  At a meeting of the Company’s Board of Directors following the annual meeting of shareholders, the Company’s Board of Directors approved an Amended and Restated Limited Liability Company Agreement which reflected the amendment approved by the Company’s shareholders at the annual meeting (the “LLC Agreement”).  The foregoing description of the LLC Agreement is not complete and is subject to and qualified in its entirety by reference to the LLC Agreement, a copy of which is attached as Exhibit 3.1, and which LLC Agreement is incorporated herein by reference.  In addition, a marked copy of the LLC Agreement, indicating the changes made to the LLC Agreement as it existed immediately prior to the adoption of the amendment, is attached as Exhibit 3.2.

On May 20, 2013, the Company updated its director compensation arrangements.  A summary of the Company’s currently effective director compensation arrangements is attached as Exhibit 10.1 and is incorporated herein by reference.

On May 20, 2013, the Company granted each of the Company’s directors 7,500 of the Company’s common shares, no par value, valued at $11.05 per share, the closing price of the Company’s common shares on the New York Stock Exchange on that day, consistent with the Company’s director compensation arrangements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Limited Liability Company Agreement of TravelCenters of America LLC, dated May 20, 2013

3.2	Amended and Restated Limited Liability Company Agreement of TravelCenters of America LLC, dated May 20, 2013 (marked copy)

10.1	Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Name: Andrew J. Rebholz
Title: Executive Vice President, Chief Financial Officer and Treasurer

Dated:  May 24, 2013

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Limited Liability Company Agreement of TravelCenters of America LLC, dated May 20, 2013

3.2	Amended and Restated Limited Liability Company Agreement of TravelCenters of America LLC, dated May 20, 2013 (marked copy)

10.1	Summary of Director Compensation